EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

RULE 15d-14(b) and 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Torchlight Energy Resources, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Lapinski, the principal financial officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011	By: /s/ Thomas Lapinski
Thomas Lapinski
Principal Financial Officer